SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant [X]

Filed by a Party other than the registrant [    ]

Check the appropriate box:

[ ]	Preliminary proxy statement.

[ ]	Definitive proxy statement.

[X]	Definitive additional materials.

[ ]	Soliciting material under Rule 14a-12.

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Currency Fund
Lord Abbett Multi-Asset Global Opportunity Fund
Lord Abbett Investment Trust
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund
Lord Abbett Multi-Asset Growth Fund
Lord Abbett Multi-Asset Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax Free Fund
Lord Abbett New Jersey Tax Free Fund
Lord Abbett New York Tax Free Fund
Lord Abbett Research Fund, Inc.
Lord Abbett Calibrated Dividend Growth Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Small Cap Value Fund
Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund
Lord Abbett Micro Cap Growth Fund
Lord Abbett Micro Cap Value Fund
Lord Abbett Value Opportunities Fund
Lord Abbett Series Fund, Inc.
Bond Debenture Portfolio
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Opportunities Portfolio
Mid Cap Stock Portfolio

Lord Abbett U.S. Government & Government Sponsored

Enterprises Money Market Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

The Lord Abbett Family of Funds

Important Information Regarding Your Clients’ Investments

In One or More Lord Abbett Funds

Dear Financial Advisor:

As a trusted advisor with clients who own shares in one or more Lord Abbett Funds (list of applicable funds attached), you should be aware that these clients’ will be receiving important proxy information. These shareholders are being asked to consider and vote on the following proposals for the Lord Abbett Funds’ Joint Special Meeting of Shareholders on November 5, 2015:

1.	To amend the Funds’ fundamental investment restrictions related to borrowing and lending, so that the Funds may participate in interfund lending, which Lord Abbett and the Board of Directors/Trustees believe will be an important liquidity management tool benefitting Fund shareholders; and

2.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for each Fund.

Our proxy solicitor, D.F. King, will be contacting those of your clients who have not voted their shares. With this in mind, please be aware that these shareholders may receive a phone call to confirm that they have received the proxy material, to answer any questions, and to solicit their proxy vote. If your clients contact you, we ask that you encourage them to exercise their voting rights.

MANAGED BROKER ACCOUNTS

If you have discretion to vote on behalf of your clients, please review the attached proxy statement and vote these shares through your standard process.

In the event that your clients contact you, we would greatly appreciate your assistance in urging them to vote using one of the convenient options described in the attached proxy materials. If you have any questions about the proxy or need assistance in voting, please call D.F. King at 1-(877)-283-0319.

We thank you for encouraging your clients to participate in this important matter.

Sincerely,

[Signature]

Relationship Manager

Title

1

Lord Abbett Funds Involved in Proxy

Lord Abbett Affiliated Fund

Lord Abbett Affiliated Fund

Lord Abbett Bond Debenture Fund

Lord Abbett Bond Debenture Fund

Lord Abbett Developing Growth Fund

Lord Abbett Developing Growth Fund

Lord Abbett Global Fund

Lord Abbett Emerging Markets Currency Fund

Lord Abbett Multi-Asset Global Opportunity Fund

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Multi-Asset Balanced Opportunity Fund

Lord Abbett Multi-Asset Growth Fund

Lord Abbett Multi-Asset Income Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Mid Cap Stock Fund

Lord Abbett Mid Cap Stock Fund

Lord Abbett Municipal Income Fund

Lord Abbett California Tax Free Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett National Tax Free Fund

Lord Abbett New Jersey Tax Free Fund

Lord Abbett New York Tax Free Fund

Lord Abbett Research Fund

Lord Abbett Calibrated Dividend Growth Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Small Cap Value Fund

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

1

Lord Abbett Micro Cap Growth Fund

Lord Abbett Micro Cap Value Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund

Bond Debenture Portfolio

Calibrated Dividend Growth Portfolio

Classic Stock Portfolio

Fundamental Equity Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Opportunities Portfolio

Mid Cap Stock Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund

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The Lord Abbett Family of Funds

Joint Special Meeting of Shareholders

Proxy Vote: November 5, 2015

This document is intended for select internal use to provide information to our Relationship Management, Consultant Relations and Sales personnel. This is NOT intended for external use or firm-wide distribution.

Note that the joint shareholder meeting involves many, but not all, of the Funds in the Lord Abbett Family of Funds. In the Q&A below, the term “Lord Abbett Fund” refers to any Lord Abbett Fund, while “Fund” refers only to those Funds participating in the joint special meeting of shareholders.

Questions & Answers:

What is the Interfund Lending Program (Proposals 1a and 1b)?

Proposals 1a and 1b are proposed amendments to the Funds’ fundamental investment restrictions that would permit the Funds to participate in an interfund lending facility. The Lord Abbett Funds and their investment adviser, Lord, Abbett & Co. LLC, have requested permission from the U.S. Securities and Exchange Commission (the “SEC”) to allow them to participate in the Interfund Lending Program. Under the Interfund Lending Program, a Lord Abbett Fund would be able to borrow from or lend money to another Lord Abbett Fund for periods of one to seven days in certain circumstances. Lord Abbett and the Board believe the Interfund Lending Program would be an important tool to have available for helping the Funds manage potential challenges created by securities market variations in liquidity, and would offer the following advantages:

•	Benefits to Borrowing Funds. A mutual fund may need to borrow money for various reasons, for example, to meet investor redemptions or in circumstances where cash payments for securities sold in the portfolio may be delayed. Generally, under the Investment Company Act of 1940, as amended, a mutual fund is only allowed to borrow from a bank. The Interfund Lending Program would give a Lord Abbett Fund an attractive alternative to borrowing from a bank by borrowing money from another Lord Abbett Fund at a lower interest rate than a bank would charge. Lord Abbett and the Board believe this additional source of liquidity will be useful to the Lord Abbett Funds, as banks have scaled back on lending in response to regulatory and market changes.

•	Benefits to Lending Funds. Similarly, a mutual fund may not be fully invested in the marketplace for various reasons, and consequently may have cash in its portfolio. Currently, a Lord Abbett Fund may invest such cash in short-term instruments, such as repurchase agreements or money market funds. The proposed Interfund Lending Program would give a Lord Abbett Fund an attractive alternative to those short-term (typically overnight) investments by permitting lending this excess cash to another Lord Abbett Fund at a higher rate of return than an investment in a short-term instrument would have provided.

FOR INTERNAL USE ONLY

1

•	Economic Benefits to Borrowing and Lending Funds. The proposed Interfund Lending Program is designed so that any borrowing made through it would be more beneficial to a Lord Abbett Fund (i.e., at a lower interest rate) than borrowing from a bank. Similarly, loans made through the proposed Interfund Lending Program would be more beneficial (i.e., at a higher rate of return) than an alternative short-term investment. Lord Abbett and the Board believe these benefits exceed the costs to the Funds of participating in the Interfund Lending Program, which are discussed in the Proxy Statement.

•	Established Industry Practice. The SEC has allowed nearly 30 mutual fund families to establish interfund lending programs over the last 15 years. The Lord Abbett Funds’ proposed Interfund Lending Program would be similar to these programs in all material respects.

What is Proposal 2?

Shareholders of each Fund are being asked to approve a proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) to continue to act as that Fund’s independent registered public accounting firm for its current fiscal year. The Audit Committees of the Board (collectively, the “Audit Committee”) have approved Deloitte’s selection.

The Proxy Statement provides more information about Proposal 2, including fees received by Deloitte for services rendered to the Funds and Lord Abbett. As in previous fiscal years, the Audit Committee has selected Deloitte as the independent registered public accounting firm to audit each Fund’s financial statements for its current fiscal year and to provide other non-audit services. The Audit Committee based its selection on many factors, including the advantages of consistently utilizing the same firm to perform accounting work for each fiscal year of a Fund; Deloitte’s familiarity with each Fund; and the knowledge and experience that Deloitte has through its extensive work with the Lord Abbett Funds and, more broadly, the mutual fund industry. Services provided to the Funds by Deloitte during each Fund’s most recent fiscal year included the audit of the Fund’s financial statements included in its annual report to shareholders, review of information included in the annual report, services related to filings with the SEC, consultations on various accounting and reporting matters, and non-audit-related tax services.

What vote is required to approve the proposals?

Each Fund will vote separately on each proposal (or sub-proposal, as the case may be). For Proposal 1, this means that the approval of each sub-proposal is not dependent on the approval of the other sub-proposal. Approval of a proposal by the shareholders of a Fund will not affect the approval of that proposal with respect to any other Fund.

Approval of Proposals 1a and 1b requires that (i) a majority of a Fund’s shares must vote in favor of the proposal, or (ii) if a majority of the Fund’s shares are present at the meeting (in person or by proxy), then 67% of the votes cast must be in favor of the proposal. Approval of Proposal 2 requires that a majority of votes cast must be in favor of the proposal.

FOR INTERNAL USE ONLY

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How can shareholders vote?

Shareholders may vote in any of four ways:

•	Via the Internet. Access the Internet address provided on the proxy card and follow the instructions. Each shareholder will need the control number provided on the proxy card.

•	By telephone. Call the toll-free number provided on the proxy card and follow the instructions. Each shareholder will need the control number provided on the proxy card.

•	By mail. Complete, sign, and date the proxy card and mail it to the address shown on the card.

•	In person at the meeting. Shareholders may attend the meeting and vote in person.

FOR INTERNAL USE ONLY

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The Funds listed below are not participating in the proxy as they already have the ability to participate in interfund lending. All other Lord Abbett Funds are participating in the proxy.

Lord Abbett Equity Trust

Lord Abbett Calibrated Large Cap Value Fund

Lord Abbett Calibrated Mid Cap Value Fund

Lord Abbett Global Fund, Inc.

Lord Abbett Emerging Markets Corporate Debt Fund

Lord Abbett Emerging Markets Local Bond Fund

Lord Abbett Investment Trust

Lord Abbett Floating Rate Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett AMT Free Municipal Bond Fund

Lord Abbett Short Duration High Yield Municipal Bond Fund

Lord Abbett Short Duration Tax Free Fund

Lord Abbett Securities Trust

Lord Abbett Growth Leaders Fund

Lord Abbett Series Fund, Inc.

Developing Growth Portfolio

International Core Equity Portfolio

Short Duration Income Portfolio

Total Return Portfolio

Value Opportunities Portfolio

FOR INTERNAL USE ONLY

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YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE TODAY USING ONE OF THE CONVENIENT VOTING OPTIONS.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided. See reverse side for details.

2. ONLINE at www.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free 1-877-297-1747 Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10 a.m. to 6 p.m. Eastern time

CONTROL NUMBER

THE LORD ABBETT FAMILY OF FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 5, 2015

The undersigned hereby appoints DARIA L. FOSTER, LAWRENCE H. KAPLAN, and BROOKE A. FAPOHUNDA, and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973 on Thursday, November 5, 2015, at 9:00 a.m. (Eastern time), including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

PLEASE REVIEW PROPOSALS, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE USE BLUE OR BLACK INK OR DARK PENCIL. SIGNED PROXY CARDS THAT DO NOT INDICATE A VOTE WILL BE COUNTED AS A VOTE “FOR” THE PROPOSALS AND ANY OTHER MATTERS AS DEEMED APPROPRIATE.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-297-1747. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10 a.m. to 6 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on November 5, 2015. The proxy statement for this meeting is available at: http://www.proxyonline.com/docs/lordabbett.pdf

YOUR VOTE IS VERY IMPORTANT. PLEASE CAST YOUR PROXY VOTE TODAY USING ONE OF THE CONVENIENT VOTING OPTIONS.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS:

TO VOTE ALL PROPOSALS AT ONCE Simply indicate your voting direction by marking one of the corresponding circles to the right. Note: Issuing a vote in this box supersedes all voting below if so marked.	FOR ALL	AGAINST ALL	ABSTAIN ALL
	○	○	○

TO CAST A VOTE FOR EACH PROPOSAL INDIVIDUALLY, PLEASE DO SO BELOW:

Proposals:			For	Against	Abstain
1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement;
	(a)	Amend the fundamental investment restriction with respect to Borrowing;	○	○	○

	(b)	Amend the fundamental investment restriction with respect to Lending;	○	○	○

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year		○	○	○

THANK YOU FOR VOTING

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. I hereby revoke any and all votes with respect to the foregoing proposals previously given by me. I acknowledge receipt of the Proxy Statement dated September 4, 2015, which describes the above proposals. If this proxy card is signed but there is no indication of vote above, the proxy card will be voted “For” all proposals.

Signature	Date

Title (if necessary) or Joint Signature

YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR VOTE TODAY USING ONE OF THE CONVENIENT VOTING OPTIONS.

VOTE INSTRUCTION CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTING OPTIONS

1. MAIL your signed and voted voting instruction card back in the postage paid envelope provided. See reverse side for details.

2. ONLINE at proxyonline.com using your voting instruction card control number found below

3. By PHONE when you call 1-888-227-9349 toll-free to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free 1-877-297-1747 Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10 a.m. to 6 p.m. Eastern time

CONTROL NUMBER

THE LORD ABBETT FAMILY OF FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 5, 2015

The undersigned, and owner or participant in an annuity or life insurance contract (the “Contract”) issued by the insurance company (the “Insurance Company”), hereby authorizes and instructs the Insurance Company to vote its shares in the Fund noted above, attributable to the undersigned’s participation in the Contract or interest therein as directed on the reverse side of this card at the Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds on November 5, 2015 at 9:00 a.m. (Eastern time) and at any adjournments thereof. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” EACH PROPOSAL AND ANY OTHER MATTERS AS DEEMED APPROPRIATE.

If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received by the Company from contract holders in the separate account.

Do you have questions? If you have any questions about how to vote your voting instruction card or about the meeting in general, please call toll-free 1-877-297-1747. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10 a.m. to 6 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on November 5, 2015. The proxy statement for this meeting is available at: http://www.proxyonline.com/docs/lordabbett.pdf

YOUR VOTE IS VERY IMPORTANT. Please cast your vote today using one of the convenient voting options.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS:

TO VOTE ALL PROPOSALS AT ONCE Simply indicate your voting direction by marking one of the corresponding circles to the right. Note: Issuing a vote in this box supersedes all voting below if so marked.	FOR ALL	AGAINST ALL	ABSTAIN ALL
	○	○	○

TO CAST A VOTE FOR EACH PROPOSAL INDIVIDUALLY, PLEASE DO SO BELOW:

Proposals:			For	Against	Abstain
1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement;
	(a)	Amend the fundamental investment restriction with respect to Borrowing;	○	○	○

	(b)	Amend the fundamental investment restriction with respect to Lending;	○	○	○

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year.		○	○	○

THANK YOU FOR VOTING

By signing and dating below, you instruct the Insurance Company to vote shares of the Fund attributable to your policy/account at the Joint Special Meeting and all adjournment(s) thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. I hereby revoke any and all votes with respect to the foregoing proposals previously given by me. I acknowledge receipt of the Proxy Statement dated September 4, 2015, which describes the above proposals. If this voting instruction card is signed but there is no indication of vote above the voting instruction card will be voted “For” all proposals.

Signature	Date

Title (if necessary) or Joint Signature

YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE TODAY USING ONE OF THE CONVENIENT VOTING OPTIONS.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided. See reverse side for details.

2. ONLINE at www.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free 1-877-297-1747 Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10 a.m. to 6 p.m. Eastern time

CONTROL NUMBER

THE LORD ABBETT FAMILY OF FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 5, 2015

The undersigned hereby appoints DARIA L. FOSTER, LAWRENCE H. KAPLAN, and BROOKE A. FAPOHUNDA, and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973 on Thursday, November 5, 2015, at 9:00 a.m. (Eastern time), including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

PLEASE REVIEW PROPOSALS, SIGN, DATE, AND RETURN ALL PAGES OF THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE USE BLUE OR BLACK INK OR DARK PENCIL. SIGNED PROXY CARDS THAT DO NOT INDICATE A VOTE WILL BE COUNTED AS A VOTE “FOR” THE PROPOSALS AND ANY OTHER MATTERS AS DEEMED APPROPRIATE.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-297-1747. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10 a.m. to 6 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on November 5, 2015. The proxy statement for this meeting is available at: http://www.proxyonline.com/docs/lordabbett.pdf

YOUR VOTE IS VERY IMPORTANT. If you own more than one investment with the Lord Abbett Family of Funds, you may conveniently vote for all your investments in the same manner using the box below. Alternatively, if you would like to vote each of your investments individually, please indicate your vote for the proposals next to each investment. If you hold more than 20 investments with the Lord Abbett Family of Funds, please ensure you vote all proposals on the following page(s).

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement;
(a)	Amend the fundamental investment restriction with respect to Borrowing;
(b)	Amend the fundamental investment restriction with respect to Lending;

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year.

TO VOTE ALL INVESTMENTS AND PROPOSALS AT ONCE

Simply indicate your voting direction by marking one of the corresponding circles to the right.

Note: Issuing a vote in this box supersedes all voting below if so marked.

FOR ALL	AGAINST ALL	ABSTAIN ALL
○	○	○

TO CAST A VOTE FOR YOUR INVESTMENTS INDIVIDUALLY, PLEASE DO SO BELOW: (be sure to vote additional page(s) if provided)

	1a. To amend the fundamental investment restriction regarding Borrowing			1b. To amend the fundamental investment restriction regarding Lending			2. To ratify Deloitte & Touche LLP as the Fund’s independent registered public accounting firm
Investment(s)	For	Against	Abstain	For	Against	Abstain	For	Against	Abstain

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. I hereby revoke any and all votes with respect to the foregoing proposal previously given by me. I acknowledge receipt of the Proxy Statement dated September 4, 2015, which describes the above proposals. If this proxy card is signed but there is no indication of vote above, the proxy card will be voted “For” all proposals.

Signature	Date

Title (if necessary) or Joint Signature

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS:

3.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement;
(c)	Amend the fundamental investment restriction with respect to Borrowing;
(d)	Amend the fundamental investment restriction with respect to Lending;

4.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year.

TO CAST A VOTE FOR YOUR INVESTMENTS INDIVIDUALLY, PLEASE DO SO BELOW: (be sure to vote additional page(s) if provided)

	1a. To amend the fundamental investment restriction regarding Borrowing			1b. To amend the fundamental investment restriction regarding Lending			2. To ratify Deloitte & Touche LLP as the Fund’s independent registered public accounting firm
Investment(s)	For	Against	Abstain	For	Against	Abstain	For	Against	Abstain

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. I hereby revoke any and all votes with respect to the foregoing proposal previously given by me. I acknowledge receipt of the Proxy Statement dated September 4, 2015, which describes the above proposals. If this proxy card is signed but there is no indication of vote above, the proxy card will be voted “For” all proposals.

Signature	Date

Title (if necessary) or Joint Signature

Lord Abbett Level I Call Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on behalf of the Lord Abbett Family of Funds. You own shares in one or more of the Lord Abbett Funds that have scheduled a shareholder meeting for November 5, 2015. I wanted to confirm that you have received the proxy material for this meeting.

Have you received the information?

(Pause for response)

If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions by phone. The Board is unanimously recommending a vote “In Favor” of all proposals.

If “No” or negative response:
I would be happy to review the meeting agenda and record your vote by phone. However, the Board is unanimously recommending a vote “In Favor” of all proposals.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with The Lord Abbett Family of Funds before the meeting takes place, would you like to vote those accounts in the same manner as well? (Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions please call the toll free number listed on this confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 9-4-15

Mutual Fund Proxy Fact Sheet For:

The Lord Abbett Family Of Funds

Joint Special Meeting Important Dates		Joint Special Meeting Location
Record Date	AUGUST 10, 2015	LORD, ABBETT & CO. LLC
Mail Date	SEPTEMBER 4, 2015	90 HUDSON STREET
Meeting Date	NOVEMBER 5, 2015 @ 9:00AM EST	JERSEY CITY, NEW JERSEY 07302
Additional Information		Contact Information
Ticker Symbol	SEE PAGES 6-13	Inbound Line	1-877-297-1747
Cusip Number	SEE PAGES 6-13	Website	www.lordabbett.com

What are shareholders being asked to vote on?

1a	To approve a proposal to amend the fundamental investment restriction of each Fund regarding borrowing;

THE BOARDS’ UNANIMOUS RECOMMENDATION - “FOR”

1b	To approve a proposal to amend the fundamental investment restriction of each Fund regarding lending;

THE BOARDS’ UNANIMOUS RECOMMENDATION - “FOR”

2.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for each Fund’s current fiscal year.

THE BOARDS’ UNANIMOUS RECOMMENDATION - “FOR”

PROPOSAL 1a and PROPOSAL 1b:

Overview:

You are being asked to approve changes to your Fund’s investment policies regarding borrowing and lending that would enable your Fund to participate in the Interfund Lending Program. The changes, if approved by your Fund’s shareholders, would permit your Fund to borrow money from or lend money to another Lord Abbett Fund for a period of one to seven days through the Interfund Lending Program. The proposed amendments also would modernize the Funds’ borrowing and lending policies and make such policies uniform across the Lord Abbett Funds. Proposal 1 consists of two parts: Proposal 1a, which would change your Fund’s investment policy regarding borrowing, and Proposal 1b, which would change your Fund’s investment policy regarding lending. You are being asked to approve both of these sub-proposals to enable your Fund to participate fully in the Interfund Lending Program.

What is the Interfund Lending Program?

The Lord Abbett Funds and their investment adviser, Lord, Abbett & Co. LLC, have requested permission from the U.S. Securities and Exchange Commission to allow them to participate in the Interfund Lending Program. Under the Interfund Lending Program, a Lord Abbett Fund would be able to borrow from or lend money to another Lord Abbett Fund for periods of one to seven days in certain circumstances. Lord Abbett and the Board believe the Interfund Lending Program would be an important tool to have

For Internal Distribution Only	Page 1

available for helping the Funds manage potential challenges created by securities market variations in liquidity.

What are the benefits of the Interfund Lending Program?

•	Benefits to Borrowing Funds. A mutual fund may need to borrow money for various reasons, for example, to meet investor redemptions or in circumstances where cash payments for securities sold in the portfolio may be delayed. Generally, under the Investment Company Act of 1940, as amended, a mutual fund is only allowed to borrow from a bank. The Interfund Lending Program would give a Lord Abbett Fund an attractive alternative to borrowing from a bank by borrowing money from another Lord Abbett Fund at a lower interest rate than a bank would charge. Lord Abbett and the Board believe this additional source of liquidity will be useful to the Lord Abbett Funds, as banks have scaled back on lending in response to regulatory and market changes.

•	Benefits to Lending Funds. A mutual fund may not be fully invested in the marketplace for various reasons, and consequently may have cash in its portfolio. Currently, a Lord Abbett Fund may invest such cash in short-term instruments, such as repurchase agreements or money market funds. The proposed Interfund Lending Program would give a Lord Abbett Fund an attractive alternative to those short-term (typically overnight) investments by permitting lending this excess cash to another Lord Abbett Fund at a higher rate of return than an investment in a short-term instrument would have provided.

•	Economic Benefits to Borrowing and Lending Funds. The proposed Interfund Lending Program is designed so that borrowings made through it would be more beneficial to a Lord Abbett Fund (i.e., at a lower interest rate) than borrowing from a bank. Similarly, loans made through the proposed Interfund Lending Program would be more beneficial (i.e., at a higher rate of return) than an alternative short-term investment. Lord Abbett and the Board believe these benefits exceed the costs to the Funds of participating in the Interfund Lending Program, which are discussed in the Proxy Statement.

•	Established Industry Practice. The SEC has allowed nearly 30 mutual fund families to establish interfund lending programs over the last 15 years. The Lord Abbett Funds’ proposed Interfund Lending Program would be similar to these programs in all material respects.

Why are shareholders being asked to approve these changes?

Your Fund is required to have investment policies regarding borrowing and lending. These investment policies, which are also known as investment restrictions, are “fundamental,” which means the Fund’s shareholders must approve any change to them. Your Fund’s current investment policies related to borrowing and lending would not permit your Fund to participate in the Interfund Lending Program. This is because interfund lending was not contemplated or commonplace when your Fund commenced operations. Substantially all Lord Abbett Funds formed since 2007 already have investment policies that would enable their participation in the Interfund Lending Program. You are being asked to approve changes to your Fund’s borrowing and lending investment policies so that it also can participate in the Interfund Lending Program.

For Internal Distribution Only	Page 2

Is the way in which the funds are managed expected to change as a result?

Lord Abbett has no intention to change the Funds’ principal investment strategies or the manner in which the Funds are managed if Proposal 1 is approved.

EACH FUND’S BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1a & PROPOSAL 1b

PROPOSAL 1a: To approve a proposal to amend the fundamental investment restriction of each Fund regarding borrowing

Why are shareholders being asked to approve a proposal to amend the fundamental investment restriction of each Fund regarding borrowing?

Each Fund’s shareholders are being asked to approve amendments to the Fund’s fundamental investment restriction regarding borrowing, which currently is more restrictive than what federal securities laws require. As a result, the investment restriction prohibits certain borrowing activities that otherwise are permissible for each Fund, including borrowing money from other Lord Abbett Funds pursuant to an SEC exemptive order. Lord Abbett and the Board believe that amending the investment restriction to permit each Fund to borrow through the Interfund Lending Program would benefit the Funds by affording them with additional liquidity resources at a lower interest rate than a bank would charge and greater flexibility to respond to changing market conditions.

What is each Fund’s current fundamental investment restriction regarding borrowing?

Except with respect to Lord Abbett Series Fund – Growth and Income Portfolio, which is discussed below, each Fund’s current fundamental investment restriction regarding borrowing is substantially as follows:

Each Fund may not borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act) in amounts up to 331⁄3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

If approved, what would be the new fundamental investment restriction for each Fund regarding borrowing?

If a Fund’s shareholders approve this sub-proposal, each Fund’s new fundamental investment restriction regarding borrowing would be (the new language is underlined) as below. Subject to shareholder approval, this restriction would be the same for every Fund.

Each Fund may not borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law, and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund.

For Internal Distribution Only	Page 3

LORD ABBETT SERIES FUND – GROWTH AND INCOME PORTFOLIO ONLY

Currently, the Fund is permitted to borrow only from a bank and only as a temporary measure for extraordinary or emergency purposes. This restriction has not been updated since the Fund commenced operations in 1989. Consequently, unlike many other mutual funds, the Fund currently is not able to take advantage of borrowing abilities permitted by applicable law. Proposal 1a, if approved, would modernize this restriction by removing the requirement that borrowings by the Fund be made only in emergency or extraordinary situations, and also would permit the Fund to borrow from other Lord Abbett Funds as well as banks. The new restriction also would permit the Fund to obtain short-term credit to clear the purchase or sale of securities and to purchase securities on margin to the extent permitted by applicable law.

EACH FUND’S BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1a

PROPOSAL 1b: To approve a proposal to amend the fundamental investment restriction of each Fund regarding lending

Why are shareholders being asked to approve a proposal to amend the fundamental investment restriction of each Fund regarding lending?

Each Fund’s shareholders are being asked to approve amendments to the Fund’s fundamental investment restriction regarding lending, which currently is more restrictive than what federal securities laws require. As a result, the investment restriction prohibits certain lending activities that otherwise are permissible for each Fund, including lending money to other Lord Abbett Funds pursuant to an SEC exemptive order. Lord Abbett and the Board believe that amending the investment restriction to permit each Fund to lend through the Interfund Lending Program would benefit the Funds by affording them with the opportunity to earn interest at a rate greater than what they otherwise could obtain by investing their excess cash in various short-term instruments.

What is each Fund’s current fundamental investment restriction regarding lending?

Except with respect to Lord Abbett Series Fund – Growth and Income Portfolio, which is discussed below, each Fund’s current fundamental investment restriction regarding the making of loans is substantially as follows:

Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law.

If approved, what would be the new fundamental investment restriction regarding lending for each Fund?

If a Fund’s shareholders approve this sub-proposal, each Fund’s new fundamental investment restriction regarding the making of loans would read (the new language is underlined) as shown below. Subject to shareholder approval, this restriction would be the same for every Fund.

For Internal Distribution Only	Page 4

Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

LORD ABBETT SERIES FUND – GROWTH AND INCOME PORTFOLIO ONLY

Currently, the Fund is permitted to lend only to the extent that it may enter into short-term repurchase agreements with sellers of securities that the Fund has purchased, and it may lend portfolio securities to registered broker dealers if the loan is fully secured by cash or cash equivalents and the loan does not expose the Fund to significant risk. The Fund’s current fundamental investment restriction also restricts the Fund’s investments in illiquid securities to 5% of the Fund’s assets, which is lower than the 15% regulatory limit. The Fund’s fundamental investment restriction regarding lending has not been updated since the Fund commenced operations in 1989. Consequently, unlike many other mutual funds, the Fund currently is not able to engage in lending activities that are otherwise permitted by applicable law. Proposal 1b, if approved, would modernize the Fund’s fundamental investment restriction and to lend to another Lord Abbett Fund through the Interfund Lending Program. The proposed language also would remove the 5% limitation on illiquid assets, although the Fund would be prohibited from investing more than 15% of its assets pursuant to a non-fundamental investment restriction. The Fund also would be permitted to lend its portfolio securities in accordance with applicable law.

EACH FUND’S BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1b

PROPOSAL 2: To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for each Fund’s current fiscal year.

Why are shareholders being asked to ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for each Fund’s current fiscal year?

Deloitte & Touche LLP, including the member firms of Deloitte Touche Tohmatsu and their respective affiliates, which currently serves as each Fund’s independent registered public accounting firm, has been selected by each Fund’s Audit Committee and ratified by that Fund’s Board, including a majority of the non-Interested Board members, as each Fund’s independent registered public accounting firm for its current fiscal year. The shareholders of each Fund are being asked to ratify this selection.

EACH FUND’S BOARD UNANIMOUSLY RECOMMEND A VOTE “FOR” PROPOSAL 2

For Internal Distribution Only	Page 5

CUSIP	TICKER SYMBOL	FUND NAME	CLASS
544001100	LAFFX	Affiliated Fund	A
544001209	LAFBX	Affiliated Fund	B
544001308	LAFCX	Affiliated Fund	C
544001605	LAAFX	Affiliated Fund	F
544001506	LAFYX	Affiliated Fund	I
544001407	LAFPX	Affiliated Fund	P
544001704	LAFQX	Affiliated Fund	R2
544001803	LAFRX	Affiliated Fund	R3
544001886	LAFSX	Affiliated Fund	R4
544001878	LAFTX	Affiliated Fund	R5
544001860	LAFVX	Affiliated Fund	R6
544004104	LBNDX	Bond Debenture Fund	A
544004203	LBNBX	Bond Debenture Fund	B
544004302	BDLAX	Bond Debenture Fund	C
544004609	LBDFX	Bond Debenture Fund	F
544004401	LBNYX	Bond Debenture Fund	I
544004500	LBNPX	Bond Debenture Fund	P
544004708	LBNQX	Bond Debenture Fund	R2
544004807	LBNRX	Bond Debenture Fund	R3
544004880	LBNSX	Bond Debenture Fund	R4
544004872	LBNTX	Bond Debenture Fund	R5
544004864	LBNVX	Bond Debenture Fund	R6
544006109	LAGWX	Developing Growth Fund	A
544006208	LADBX	Developing Growth Fund	B
544006307	LADCX	Developing Growth Fund	C
544006604	LADFX	Developing Growth Fund	F
544006505	LADYX	Developing Growth Fund	I
544006406	LADPX	Developing Growth Fund	P
544006703	LADQX	Developing Growth Fund	R2
544006802	LADRX	Developing Growth Fund	R3
544006885	LADSX	Developing Growth Fund	R4
544006877	LADTX	Developing Growth Fund	R5
544006869	LADVX	Developing Growth Fund	R6
543908867	LDMAX	Emerging Markets Currency Fund	A
543908859	LDMBX	Emerging Markets Currency Fund	B
543908842	LDMCX	Emerging Markets Currency Fund	C
543908776	LDMFX	Emerging Markets Currency Fund	F
543908826	LDMYX	Emerging Markets Currency Fund	I
543908834	LDMPX	Emerging Markets Currency Fund	P

For Internal Distribution Only	Page 6

543908768	LDMQX	Emerging Markets Currency Fund	R2
543908750	LDMRX	Emerging Markets Currency Fund	R3
543908578	LDMSX	Emerging Markets Currency Fund	R4
543908560	LDMTX	Emerging Markets Currency Fund	R5
543908552	LDMVX	Emerging Markets Currency Fund	R6
543908107	LAGEX	Multi-Asset Global Opportunity Fund	A
543908305	LAGBX	Multi-Asset Global Opportunity Fund	B
543908404	LAGCX	Multi-Asset Global Opportunity Fund	C
543908818	LAGFX	Multi-Asset Global Opportunity Fund	F
543908883	LGEYX	Multi-Asset Global Opportunity Fund	I
543908792	LAGQX	Multi-Asset Global Opportunity Fund	R2
543908784	LARRX	Multi-Asset Global Opportunity Fund	R3
543908610	LARSX	Multi-Asset Global Opportunity Fund	R4
543908594	LARTX	Multi-Asset Global Opportunity Fund	R5
543908586	LARVX	Multi-Asset Global Opportunity Fund	R6
543916753	LACFX	Convertible Fund	A
543916746	LBCFX	Convertible Fund	B
543916738	LACCX	Convertible Fund	C
543916498	LBFFX	Convertible Fund	F
543916712	LCFYX	Convertible Fund	I
543916720	LCFPX	Convertible Fund	P
543916480	LBCQX	Convertible Fund	R2
543916472	LCFRX	Convertible Fund	R3
54401E846	LCFSX	Convertible Fund	R4
54401E838	LCFTX	Convertible Fund	R5
54401E820	LCFVX	Convertible Fund	R6
543916878	LCRAX	Core Fixed Income Fund	A
543916860	LCRBX	Core Fixed Income Fund	B
543916852	LCRCX	Core Fixed Income Fund	C
543916431	LCRFX	Core Fixed Income Fund	F
543916803	LCRYX	Core Fixed Income Fund	I
543916811	LCRPX	Core Fixed Income Fund	P
543916423	LCRQX	Core Fixed Income Fund	R2
543916415	LCRRX	Core Fixed Income Fund	R3
54401E812	LCRSX	Core Fixed Income Fund	R4
54401E796	LCRTX	Core Fixed Income Fund	R5
54401E788	LCRVX	Core Fixed Income Fund	R6
543916555	LDSAX	Diversified Equity Strategy Fund	A
543916548	LDSBX	Diversified Equity Strategy Fund	B
543916530	LDSCX	Diversified Equity Strategy Fund	C
543916233	LDSFX	Diversified Equity Strategy Fund	F

For Internal Distribution Only	Page 7

543916514	LDSYX	Diversified Equity Strategy Fund	I
543916522	LDSPX	Diversified Equity Strategy Fund	P
543916225	LDSQX	Diversified Equity Strategy Fund	R2
543916217	LDSRX	Diversified Equity Strategy Fund	R3
54401E101	LDSSX	Diversified Equity Strategy Fund	R4
54401E200	LDSTX	Diversified Equity Strategy Fund	R5
54401E309	LDSVX	Diversified Equity Strategy Fund	R6
54400N102	LHYAX	High Yield Fund	A
54400N201	LHYBX	High Yield Fund	B
54400N300	LHYCX	High Yield Fund	C
54400N508	LHYFX	High Yield Fund	F
54400N409	LAHYX	High Yield Fund	I
543916761	LHYPX	High Yield Fund	P
54400N607	LHYQX	High Yield Fund	R2
54400N706	LHYRX	High Yield Fund	R3
54401E747	LHYSX	High Yield Fund	R4
54401E739	LHYTX	High Yield Fund	R5
54401E721	LHYVX	High Yield Fund	R6
543916308	LAGVX	Income Fund	A
543916407	LAVBX	Income Fund	B
543916506	LAUSX	Income Fund	C
543916365	LAUFX	Income Fund	F
543916670	LAUYX	Income Fund	I
543916357	LAUQX	Income Fund	R2
543916340	LAURX	Income Fund	R3
54401E713	LAUKX	Income Fund	R4
54401E697	LAUTX	Income Fund	R5
54401E689	LAUVX	Income Fund	R6
543916209	LABFX	Multi-Asset Balanced Opportunity Fund	A
543916886	LABBX	Multi-Asset Balanced Opportunity Fund	B
543916605	BFLAX	Multi-Asset Balanced Opportunity Fund	C
543916332	BLAFX	Multi-Asset Balanced Opportunity Fund	F
543916696	LABYX	Multi-Asset Balanced Opportunity Fund	I
543916779	LABPX	Multi-Asset Balanced Opportunity Fund	P
543916324	BLAQX	Multi-Asset Balanced Opportunity Fund	R2
543916316	BLARX	Multi-Asset Balanced Opportunity Fund	R3
54401E408	BLASX	Multi-Asset Balanced Opportunity Fund	R4
54401E507	BLATX	Multi-Asset Balanced Opportunity Fund	R5
54401E606	BLAVX	Multi-Asset Balanced Opportunity Fund	R6
543916613	LWSAX	Multi-Asset Growth Fund	A
543916597	LWSBX	Multi-Asset Growth Fund	B

For Internal Distribution Only	Page 8

543916589	LWSCX	Multi-Asset Growth Fund	C
543916266	LGXFX	Multi-Asset Growth Fund	F
543916563	LWSYX	Multi-Asset Growth Fund	I
543916571	LWSPX	Multi-Asset Growth Fund	P
543916258	LGIQX	Multi-Asset Growth Fund	R2
543916241	LGIRX	Multi-Asset Growth Fund	R3
54401E879	LGIKX	Multi-Asset Growth Fund	R4
54401E861	LGITX	Multi-Asset Growth Fund	R5
54401E853	LGIVX	Multi-Asset Growth Fund	R6
543916662	ISFAX	Multi Asset-Income Fund	A
543916654	ISFBX	Multi Asset-Income Fund	B
543916647	ISFCX	Multi Asset-Income Fund	C
543916290	LIGFX	Multi Asset-Income Fund	F
543916621	ISFYX	Multi Asset-Income Fund	I
543916639	ISFPX	Multi Asset-Income Fund	P
543916282	LIGQX	Multi Asset-Income Fund	R2
543916274	LIXRX	Multi Asset-Income Fund	R3
54401E705	LIXSX	Multi Asset-Income Fund	R4
54401E804	LIXTX	Multi Asset-Income Fund	R5
54401E887	LIXVX	Multi Asset-Income Fund	R6
543916100	LALDX	Short Duration Income Fund	A
543916787	LLTBX	Short Duration Income Fund	B
543916704	LDLAX	Short Duration Income Fund	C
543916464	LDLFX	Short Duration Income Fund	F
543916688	LLDYX	Short Duration Income Fund	I
543916456	LDLQX	Short Duration Income Fund	R2
543916449	LDLRX	Short Duration Income Fund	R3
54401E648	LDLKX	Short Duration Income Fund	R4
54401E630	LDLTX	Short Duration Income Fund	R5
54401E622	LDLVX	Short Duration Income Fund	R6
543916845	LTRAX	Total Return Fund	A
543916837	LTRBX	Total Return Fund	B
543916829	LTRCX	Total Return Fund	C
543916399	LTRFX	Total Return Fund	F
54400U106	LTRYX	Total Return Fund	I
543916795	LTRPX	Total Return Fund	P
543916381	LTRQX	Total Return Fund	R2
543916373	LTRRX	Total Return Fund	R3
54401E614	LTRKX	Total Return Fund	R4
54401E580	LTRTX	Total Return Fund	R5
54401E598	LTRHX	Total Return Fund	R6

For Internal Distribution Only	Page 9

543919104	LAVLX	Mid Cap Stock Fund	A
543919203	LMCBX	Mid Cap Stock Fund	B
543919302	LMCCX	Mid Cap Stock Fund	C
543919609	LMCFX	Mid Cap Stock Fund	F
543919500	LMCYX	Mid Cap Stock Fund	I
543919401	LMCPX	Mid Cap Stock Fund	P
543919708	LMCQX	Mid Cap Stock Fund	R2
543919807	LMCRX	Mid Cap Stock Fund	R3
543919880	LMCSX	Mid Cap Stock Fund	R4
543919872	LMCTX	Mid Cap Stock Fund	R5
543919864	LMCHX	Mid Cap Stock Fund	R6
543902852	LCFIX	California Tax Free Income Fund	A
543902845	CALAX	California Tax Free Income Fund	C
543902811	LCFFX	California Tax Free Income Fund	F
543902670	CAILX	California Tax Free Income Fund	I
543912877	HYMAX	High Yield Municipal Bond Fund	A
543912851	HYMCX	High Yield Municipal Bond Fund	C
543912810	HYMFX	High Yield Municipal Bond Fund	F
543912836	HYMIX	High Yield Municipal Bond Fund	I
543912844	HYMPX	High Yield Municipal Bond Fund	P
543912604	LISAX	Intermediate Tax Free Fund	A
543912703	LISBX	Intermediate Tax Free Fund	B
543912802	LISCX	Intermediate Tax Free Fund	C
543902647	LISFX	Intermediate Tax Free Fund	I
543912794	LAIIX	Intermediate Tax Free Fund	F
543912885	LISPX	Intermediate Tax Free Fund	P
543902100	LANSX	National Tax Free Fund	A
543902878	LANBX	National Tax Free Fund	B
543902860	LTNSX	National Tax Free Fund	C
543902761	LANFX	National Tax Free Fund	F
543902829	LTNIX	National Tax Free Fund	I
543902407	LANJX	New Jersey Tax Free Fund	A
543902753	LNJFX	New Jersey Tax Free Fund	F
543902662	LINJX	New Jersey Tax Free Fund	I
543902209	LANYX	New York Tax Free Fund	A
543902837	NYLAX	New York Tax Free Fund	C
543902746	LNYFX	New York Tax Free Fund	F
543902654	NYLIX	New York Tax Free Fund	I
543913859	LAMAX	Calibrated Dividend Growth Fund	A
543913842	LAMBX	Calibrated Dividend Growth Fund	B
543913834	LAMCX	Calibrated Dividend Growth Fund	C

For Internal Distribution Only	Page 10

543913792	LAMFX	Calibrated Dividend Growth Fund	F
543913818	LAMYX	Calibrated Dividend Growth Fund	I
543913826	LAMPX	Calibrated Dividend Growth Fund	P
543913784	LAMQX	Calibrated Dividend Growth Fund	R2
543913776	LAMRX	Calibrated Dividend Growth Fund	R3
543913636	LAMSX	Calibrated Dividend Growth Fund	R4
543913628	LAMTX	Calibrated Dividend Growth Fund	R5
543913610	LAMHX	Calibrated Dividend Growth Fund	R6
54400R103	LMGAX	Growth Opportunities Fund	A
54400R202	LMGBX	Growth Opportunities Fund	B
54400R301	LMGCX	Growth Opportunities Fund	C
54400R608	LGOFX	Growth Opportunities Fund	F
54400R400	LMGYX	Growth Opportunities Fund	I
54400R509	LGOPX	Growth Opportunities Fund	P
54400R707	LGOQX	Growth Opportunities Fund	R2
54400R806	LGORX	Growth Opportunities Fund	R3
543913693	LGOSX	Growth Opportunities Fund	R4
543913685	LGOTX	Growth Opportunities Fund	R5
543913677	LGOVX	Growth Opportunities Fund	R6
543913305	LRSCX	Small Cap Value Fund	A
543913503	LRSBX	Small Cap Value Fund	B
543913701	LSRCX	Small Cap Value Fund	C
543913735	LRSFX	Small Cap Value Fund	F
543913800	LRSYX	Small Cap Value Fund	I
543913867	LRSPX	Small Cap Value Fund	P
543913727	LRSQX	Small Cap Value Fund	R2
543913719	LRSRX	Small Cap Value Fund	R3
543913669	LRSSX	Small Cap Value Fund	R4
543913651	LRSTX	Small Cap Value Fund	R5
543913644	LRSVX	Small Cap Value Fund	R6
543915763	ALFAX	Alpha Strategy Fund	A
543915755	ALFBX	Alpha Strategy Fund	B
543915748	ALFCX	Alpha Strategy Fund	C
543915532	ALFFX	Alpha Strategy Fund	F
543915581	ALFYX	Alpha Strategy Fund	I
543915524	ALFQX	Alpha Strategy Fund	R2
543915516	ALFRX	Alpha Strategy Fund	R3
54400A886	ALFKX	Alpha Strategy Fund	R4
54400A878	ALFTX	Alpha Strategy Fund	R5
54400A860	ALFVX	Alpha Strategy Fund	R6
543915862	LDFVX	Fundamental Equity Fund	A

For Internal Distribution Only	Page 11

543915821	GILBX	Fundamental Equity Fund	B
543915607	GILAX	Fundamental Equity Fund	C
543915565	LAVFX	Fundamental Equity Fund	F
543915714	LAVYX	Fundamental Equity Fund	I
543915722	LAVPX	Fundamental Equity Fund	P
543915557	LAVQX	Fundamental Equity Fund	R2
543915540	LAVRX	Fundamental Equity Fund	R3
54400A852	LAVSX	Fundamental Equity Fund	R4
54400A845	LAVTX	Fundamental Equity Fund	R5
54400A837	LAVVX	Fundamental Equity Fund	R6
543915649	LICAX	International Core Equity Fund	A
543915631	LICBX	International Core Equity Fund	B
543915623	LICCX	International Core Equity Fund	C
543915490	LICFX	International Core Equity Fund	F
543915599	LICYX	International Core Equity Fund	I
543915615	LICPX	International Core Equity Fund	P
543915482	LICQX	International Core Equity Fund	R2
543915474	LICRX	International Core Equity Fund	R3
54400A753	LICSX	International Core Equity Fund	R4
54400A746	LICTX	International Core Equity Fund	R5
54400A738	LICVX	International Core Equity Fund	R6
543915391	LIDAX	International Dividend Income Fund	A
543915375	LIDCX	International Dividend Income Fund	C
543915367	LIDFX	International Dividend Income Fund	F
543915359	LAIDX	International Dividend Income Fund	I
543915342	LIDRX	International Dividend Income Fund	R2
543915334	LIRRX	International Dividend Income Fund	R3
54400A720	LIRSX	International Dividend Income Fund	R4
54400A712	LIRTX	International Dividend Income Fund	R5
54400A696	LIRVX	International Dividend Income Fund	R6
543915854	LAIEX	International Opportunities Fund	A
543915847	LINBX	International Opportunities Fund	B
543915839	LINCX	International Opportunities Fund	C
543915466	LINFX	International Opportunities Fund	F
543915813	LINYX	International Opportunities Fund	I
543915730	LINPX	International Opportunities Fund	P
543915458	LINQX	International Opportunities Fund	R2
543915441	LINRX	International Opportunities Fund	R3
54400A688	LINSX	International Opportunities Fund	R4
54400A670	LINTX	International Opportunities Fund	R5
54400A662	LINVX	International Opportunities Fund	R6

For Internal Distribution Only	Page 12

99MICROGR	N/A	Micro Cap Growth Fund	A
54400V104	LMIYX	Micro Cap Growth Fund	I
99MICROVA	N/A	Micro Cap Value Fund	A
54400W102	LMVYX	Micro Cap Value Fund	I
54400A100	LVOAX	Value Opportunities Fund	A
54400A209	LVOBX	Value Opportunities Fund	B
54400A308	LVOCX	Value Opportunities Fund	C
54400A605	LVOFX	Value Opportunities Fund	F
54400A506	LVOYX	Value Opportunities Fund	I
54400A407	LVOPX	Value Opportunities Fund	P
54400A704	LVOQX	Value Opportunities Fund	R2
54400A803	LVORX	Value Opportunities Fund	R3
54400A787	LVOSX	Value Opportunities Fund	R4
54400A779	LVOTX	Value Opportunities Fund	R5
54400A761	LVOVX	Value Opportunities Fund	R6
543910608		Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio	VC
543910871		Lord Abbett Series Fund, Inc. - Calibrated Dividend Growth Portfolio	VC
543910863		Lord Abbett Series Fund, Inc. - Classic Stock Portfolio	VC
543910806		Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	VC
543910103		Lord Abbett Series Fund, Inc. - Growth and Income Portfolio	VC
543910889		Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	VC
543910509		Lord Abbett Series Fund, Inc. - International Opportunities Portfolio	VC
543910400		Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio	VC
543918106	LACXX	U.S. Government & Government Sponsored Enterprises Money Market Fund	A
543918304	LABXX	U.S. Government & Government Sponsored Enterprises Money Market Fund	B
543918205	LCCXX	U.S. Government & Government Sponsored Enterprises Money Market Fund	C
543918403	LAYXX	U.S. Government & Government Sponsored Enterprises Money Market Fund	I

For Internal Distribution Only	Page 13

VOTING METHODS

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 8:00 a.m. to 11:00 p.m. and Saturday from 10:00 a.m. to 6:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website specified on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At: www.proxyonline.com/docs/lordabbett.pdf

For Internal Distribution Only	Page 14